                                                                   Exhibit 10(a)

                           AMENDMENT TO LOAN DOCUMENTS

         THIS AMENDMENT TO LOAN DOCUMENTS (the "Amendment") made this 11th day of January, 2006, by and among RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation ("Products"), RONSON AVIATION, INC., a New Jersey corporation ("Aviation"), RONSON CORPORATION, a New Jersey corporation ("Parent"), and BANK OF AMERICA, N.A., successor to Summit Bank ("Bank").

                                   BACKGROUND

         A. On or about January 6, 1995, Products and Bank entered into a loan and security agreement (as amended, the "Products Loan Agreement"). The obligations of Products under the Products Loan Agreement are guaranteed by Parent and Aviation and are secured by a perfected security interest in all of the assets (except to the extent limited by the Products Loan Agreement) of Products and Aviation, as well as a subordinate mortgage from Products encumbering the property located at 3-6 Ronson Drive, Woodbridge, New Jersey (the "Mortgaged Property")

         B. On or about December 1, 1995, Products and Parent executed a mortgage note in favor of Bank in the principal sum of $1,300,000. (as amended, the "Mortgage Note"). Products' obligations under the Mortgage Note are guaranteed by Aviation and are secured by a mortgage and security agreement (the "Mortgage") and an assignment of rents and leases (the "Assignment of Rents") encumbering the Mortgaged Property.

         C. On or about August 28, 1997, Aviation and Bank entered into a loan and security agreement (as amended, the "Aviation Loan Agreement"). The obligations of Aviation under the Aviation Loan Agreement are guaranteed by Parent and Products and are secured by a perfected security interest in all of the assets of Aviation and Products, as well as the subordinate mortgage identified in Paragraph A above.

         D. The Products Loan Agreement, the Mortgage Note, and the Aviation Loan Agreement, together with all promissory notes, guaranties, mortgages, all documents relating to any collateral, together with all documents collateral to any of the foregoing, all as the same may have been modified, revised, supplemented, replaced, and/or amended from time to time, are referred to herein as the "Loan Documents".

         E. The parties' obligations under the Products Loan Agreement, the Mortgage Note, and the Aviation Loan Agreement were modified pursuant to several amendments. Pursuant to the most recent amendments, the maturity date under the Products Loan Agreement and the Aviation Loan Agreement is December 31, 2005. The parties desire to modify the terms of the Loan Documents so that all obligations of Products, Aviation, and Parent to the Bank will be satisfied no later than January 31, 2007.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.  Confirmation  of  Background.  The  statements  set  forth  in  the
             ----------------------------
Background section to this Amendment are herein incorporated by reference, made a part hereof, and acknowledged by the parties hereto to be true and correct as of the date of this Amendment.

         2.   Confirmation   of  Existing   Indebtedness.   The  parties  hereto
              ------------------------------------------
acknowledge that as of December 19, 2005 the amounts outstanding under the Products Loan Agreement, the Mortgage Note, and the Aviation Loan Agreement are as follows, and said amounts are owed without defense, set off, counterclaim, discount or charge:

PRODUCTS LOAN AGREEMENT:

              -----------------------------------------------------------
              Principal                                     $1,500,000.00
              -----------------------------------------------------------
              Interest                                          $5,687.50
              -----------------------------------------------------------
              TOTAL                                         $1,505,687.50
              -----------------------------------------------------------

              -----------------------------------------------------------
              There is an outstanding letter of credit
              in the sum of $150,000.00 which expires
              June 30, 2006
              -----------------------------------------------------------

MORTGAGE NOTE:

              -----------------------------------------------------------
              Principal                                     $1,240,343.62
              -----------------------------------------------------------
              Interest                                          $4,702.97
              -----------------------------------------------------------
              TOTAL                                         $1,245,046.59
              -----------------------------------------------------------

AVIATION LOAN AGREEMENT:

              -----------------------------------------------------------
              Principal                                                $0
              -----------------------------------------------------------
              Interest                                                 $0
              -----------------------------------------------------------
              TOTAL                                                    $0
              -----------------------------------------------------------

              -----------------------------------------------------------
              There is an outstanding letter of credit
              in the sum of $60,000.00 which expires
              June 30, 2006
              -----------------------------------------------------------

         3. Ratification, Reaffirmation and Confirmation.
            --------------------------------------------

            3.1 Products, Aviation, and Parent hereby ratify, confirm and reaffirm in all respects and without condition all the terms, covenants, and conditions set forth in the Loan Documents, and hereby agree that Products, Aviation, and Parent remain unconditionally liable to the Bank in accordance with the respective terms, covenants, and conditions of the Loan Documents. Products, Aviation, and Parent further hereby ratify, confirm, and reaffirm that all collateral, liens, assignments, security interest, and pledges created pursuant to the Loan Documents and/or referred to herein continue unimpaired and in full force and affect, except as expressly modified hereby, and do secure and shall continue to secure all of the debts, liabilities, and obligations of Products, Aviation, and Parent to the Bank.

            3.2 Neither this Amendment nor any other agreement entered into connection herewith or pursuant to the terms hereof shall be deemed or construed to be a compromise, satisfaction, reinstatement, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Bank of any of its rights under the Loan Documents or at law or in equity.

         4.  Representations  and  Warranties.  Products,  Aviation,  and Parent
             --------------------------------
jointly and severally represent and warrant to the Bank as follows:

            4.1 Products, Aviation, and Parent are corporations duly formed and validly existing under the laws of the State of New Jersey.

            4.2 The execution, delivery and performance of this Amendment by Products, Aviation, and Parent has been duly authorized by Products, Aviation, and Products and the persons who have executed this Amendment on behalf of Products, Aviation, and Parent have been duly authorized to do so. The execution of this Amendment by Products, Aviation, and Parent constitutes a valid and binding obligation of Products, Aviation, and Parent.

            4.3 No consent, approval or authorization of, or filing, registration or qualification with, any person or entity is required to be obtained by Products, Aviation, or Parent in connection with the execution and delivery of this Amendment or the undertaking or performance of any obligations hereunder.

         5. Amendments to Loan Documents.
            ----------------------------

            5.1 Commencing on January 1, 2006, and on the first day of each month thereafter, Products, Aviation, and Parent shall pay to Bank monthly payments of interest on the principal balance due on the Products Loan Agreement at a rate of prime plus one half percent.

            5.2 Commencing on January 1, 2006, and on the first day of each month thereafter, Aviation, Products, and Parent shall pay to Bank monthly payments of interest on the principal balance due on the Aviation Loan Agreement at a rate of prime plus 1 percent.

            5.3 On or before January 31, 2007, Products, Aviation, and Parent shall pay in full the outstanding principal balance due on the Products Loan Agreement, the Mortgage Note, and the Aviation Loan Agreement, together with all accrued interest.

            5.4 Until such time as the Products Loan Agreement, the Mortgage Note, and the Aviation Loan Agreement shall have been paid in full, Products, Aviation, and Parent shall pay to the Bank the following fees:

                  Date                        Amount
                  ----                        ------

                  February 28, 2006         $10,000.00

                  March 31, 2006            $10,000.00

                  April 30, 2006            $10,000.00

                  May 31, 2006              $10,000.00

                  June 30, 2006             $50,000.00

                  July 31, 2006             $20,000.00

                  August 31, 2006           $20,000.00

                  September 30, 2006        $20,000.00

                  October 31, 2006          $20,000.00

                  November 30, 2006         $20,000.00

                  December 31, 2006         $20,000.00

                  January 31, 2007          $20,000.00

            5.5 Products, Aviation, and Parent shall pay all of the Bank's legal fees and expenses incurred in connection with the preparation, negotiation, modification or enforcement of this Amendment and the instruments and documents referred to herein.

            5.6 Until such time as the Products Loan Agreement, the Mortgage Note, and the Aviation Loan Agreement shall have been paid in full, Parent, on a consolidated basis, shall maintain a minimum EBITDA for each quarter as set forth herein. As used herein, "EBITDA" means net income plus interest expense plus income tax expense plus depreciation plus amortization. For the quarter ending December 31, 2005, Parent have EBITDA of not less than $250,000. For the quarter ending March 31, 2006, Parent shall have EBITDA of not less than $280,000. For the quarter ending June 30, 2006, Parent shall have EBITDA of not less than $175,000. For the quarter ending September 30, 2006, Parent shall have EBITDA of not less than $450,000.

         6. Financial Information.
            ---------------------

            6.1 Products and Aviation shall provide to the Bank, on a monthly basis, no later than 30 days after the last day of each month, copies of their balance sheets, profit and loss statements, accounts receivable and accounts payable aging reports for that month.

            6.2 Upon the Bank's request, Products, Aviation, and Parent shall provide access and produce any information and documentation requested by the Bank, to confirm the financial condition of Products and Aviation. Products, Aviation, and Parent shall reimburse the Bank for the cost of any such field examinations. If Products, Aviation, and Parent provide to Bank a fully executed commitment letter no later than May 1, 2006 which will provide sufficient funds to satisfy the balance due under the Products Loan Agreement, the Mortgage Note, and the Aviation Loan Agreement no later than June 30, 2006, and the loan closes by June 30, 2006, the Bank will not require a field examination.

            6.3 Upon the Bank's request, Products shall provide access and produce any information and documentation requested by the Bank so that the Bank can obtain an appraisal of the Mortgaged Property. Products, Aviation, and Parent shall reimburse the Bank for the cost of any such appraisal. If Products, Aviation, and Parent provide to Bank a fully executed commitment letter no later than May 1, 2006 which will provide sufficient funds to satisfy the balance due under the Products Loan Agreement, the Mortgage Note, and the Aviation Loan Agreement no later than June 30, 2006, and the loan closes by June 30, 2006, the Bank will not require an appraisal.

            6.4 Products, Aviation, and Parent shall provide to Bank when due all documentation and information as required by the Products Loan Agreement, the Mortgage Note, and the Aviation Loan Agreement.

         7.  Consent  of  Guarantors.  Each  Guarantor  hereby  consents  to the
             -----------------------
provisions of this Amendment and confirms and agrees that: (a) such Guarantor's obligations under its Guaranty shall be unimpaired by this Amendment; (b) such Guarantor has no defenses, set offs, counterclaims, discounts or charges of any kind against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to all obligations of the Borrower to the Bank, as modified by the Amendment. Each Guarantor certifies that all representations and warranties made in its Guaranty are true and correct. Each Guarantor ratifies and confirms the indemnification and waiver of jury trial provisions contained in its Guaranty.

         8. Forbearance.
            -----------

            8.1 Bank agrees to forbear from exercising its rights and remedies under the Loan Documents during the period commencing on the date of execution of this Amendment and ending on the earlier of (i) January 31, 2007, or (ii) the date of an Event of Default as defined herein occurs (the "Forbearance Period"). For purposes of this Amendment, an Event of Default shall mean the occurrence of any of the following: (a) the occurrence of an Event of Default after the expiration of any applicable cure period under any of the Loan Documents; (b) failure to make any payment due under this Amendment; (c) breach any warranty, representation or other non-monetary obligation under this Amendment; and (d) failure to provide Bank with the financial information required by this Amendment.

            8.2 Products, Aviation, and Parent expressly understand and further agree that upon an occurrence and continuation of an Event of Default, the Forbearance Period may be terminated by the Bank without notice or demand to Products, Aviation, and Parent, in which event all sums due and owing under the Loan Documents shall be immediately due and payable in full. The Bank is relying upon all terms and conditions of this Amendment, including, without limitation, the Bank's right to terminate the Forbearance Period as aforesaid as a material inducement to the Bank to enter into this Amendment.

            8.3 The termination of the Forbearance Period in this Amendment shall not affect the ratifications, reaffirmations, and confirmations made by Products, Aviation, and Parent in Section 3 of this Amendment.

         9. Default. An Event of Default by Products,  Aviation, or Parent under
            -------
this Amendment shall be considered an Event of Default under the Products Loan Agreement, the Mortgage Note, and the Aviation Loan Agreement.

         10. No Defenses. Products, Aviation, and Parent hereby confirm that, as
             -----------
of the date hereof, there are no existing defenses, claims, counterclaims or rights of recoupment or set-off against the Bank in connection with the loans or the negotiation, preparation, execution, performance or any other matters relating to this Amendment or the Loan Documents. Products, Aviation, and Parent further acknowledge and agree that, notwithstanding anything to the contrary set forth in this Amendment, the Bank has no obligation to further amend the Loan Documents, or enter into any other instruments, agreements or documents regarding any of the same with Products, Aviation, or Parent, and that the Bank and its representatives have not made any agreements with, or commitments or representations or warranties to, Products, Aviation, and Parent (either in writing or orally) other than as expressly stated in this Amendment. Products, Aviation, and Parent further acknowledge and agree that, except as expressly set forth in this Amendment, upon the occurrence of an Event of Default, the Bank has no obligation to forbear from the exercise of its rights and remedies to collect the indebtedness described in this Amendment.

         11. No Modification. Except as amended hereby, all terms and conditions
             ---------------
of the Loan Documents, are and shall remain unmodified and in full force and effect. No right, remedy, privilege or power of Bank mentioned herein shall be construed in derogation of any right, remedy, privilege or power of Bank granted in the Loan Documents. Nothing herein contained, and no transaction entered into in connection herewith, shall alter, impair or diminish the validity and efficacy of any lien, security interest, right, power or privilege now held by Bank in connection with the Loan Documents or the indebtedness evidenced thereby.

         12.  Release of Bank. To induce the Bank to enter into this  Amendment,
              ---------------
Products, Aviation, and Parent hereby waive and release and forever discharge the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that they may have against the Bank or any of them. Products, Aviation, and Parent hereby further agree to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys' fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Loan. Products, Aviation, and Parent further state that they have carefully read the foregoing release, know the contents thereof and grant the same as their own free act and deed. This release does not extend to any ongoing obligations of the Bank or its affiliates to Products, Aviation, and Parent.

         13. Additional Documents and Future Actions.  Products,  Aviation,  and
             ---------------------------------------
Parent shall take such actions and deliver to Bank such additional documents as the Bank may reasonably require.

         14.  Amendment  and  Waiver.  This  Amendment  may be  amended  and any
              ----------------------
provision hereof waived only in a writing executed by the parties hereto. A waiver by Bank of any breach or failure to enforce any of the terms or conditions of this Amendment shall not in any way affect, limit or waive Bank's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Amendment. No partial or single exercise of any right under this Amendment shall constitute a waiver of that or any other right, unless expressly provided herein.

         15.  Governing  Law.  The   interpretation  and  construction  of  this
              --------------
Amendment, and all matters relating hereto, shall be governed by and construed in accordance with the laws of the State of New Jersey.

         16. Binding  Effect.  This Amendment  shall inure to the benefit of and
             ---------------
shall be binding upon the parties hereto and their heirs, executors, administrators, successors and assigns. This Amendment constitutes the entire agreement between the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous oral and written communications and agreements with respect thereto.

         17.  Headings.  Headings of sections shall be deemed to be included for
              --------
purposes of convenience only and shall not affect the interpretation of this Amendment.

         18. Waiver of Right to Trial by Jury. PRODUCTS,  AVIATION,  PARENT, AND
             --------------------------------
BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF PRODUCTS, AVIATION, OR PARENT WITH RESPECT TO THIS AMENDMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. PRODUCTS, AVIATION, PARENT, AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. PRODUCTS, AVIATION, AND PARENT ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, under seal, the day and year first above written.

                                            RONSON CONSUMER PRODUCTS
                                            CORPORATION


Attest: /s/ Daryl Holcomb                   By: /s/ Louis V. Aronson II
                                            Title:  President


                                            RONSON AVIATION, INC.

Attest: /s/ Daryl Holcomb                   By: /s/ Louis V. Aronson II
                                            Title:  President


                                            RONSON CORPORATION

Attest: /s/ Daryl Holcomb                   By:  Louis V. Aronson II
                                            Title:  President


                                            BANK OF AMERICA, N.A.


Attest: /s/ Michael S. Haines               By: /s/ Andrew Maidman
                                            Title: Senior Vice President